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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported): NOVEMBER 4, 1997
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                           IBIS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)



 MASSACHUSETTS                        0-23668                   04-2987600
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(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


     32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS                  01923
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       (Address of principal executive offices)                  Zip Code)


Registrant's telephone number, including area code: (978) 777-4247
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ITEM 5.   OTHER EVENTS.

     On November 4, 1997, the Registrant publicly disseminated a press release announcing that it had been awarded three new research and development contracts, totaling approximately $400,000, by the Massachusetts Institute of Technology (MIT), the U.S. Army and the Defense Special Weapons Agency (DSWA). The contract with MIT is valued at $200,000 over a four year period, of which the first year has been funded. The contract with the U.S. Army is a $100,000 Phase 1 contract which is expected to be completed during the first quarter of 1998. The contract with DSWA is also a $100,000 Phase 1 contract which is expected to be completed by the end of 1997. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

    99.1     The Registrant's Press Release dated November 4, 1997.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IBIS TECHNOLOGY CORPORATION
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                                             (Registrant)



Date: November 4, 1997                       /s/ Timothy J. Burns
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                                               Timothy J. Burns
                                               Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit                                                        Sequential
Number            Description                                  Page Number
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99.1              The Registrant's Press Release                    5
                  dated November 4, 1997















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